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                                                                   EX.99.906CERT

Exhibit B

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of the Zodiac Trust (the "Trust"), does hereby certify, to such officer's knowledge, that the Trust's report on Form N-CSR for the period ended August 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


 /s/ Garett Plona
------------------------
Garett Plona
President and Treasurer, Zodiac Trust

Dated: October 31, 2003

This certification accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Zodiac Trust for purposes of the Securities Exchange Act of 1934.